UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2023

Kinetik Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38048	81-4675947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 Post Oak Blvd., Suite 300 Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)

(713) 621-7330

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

As further described in Item 5.07 of this Current Report on Form 8-K (this “Report”), at the Annual Meeting of Stockholders of Kinetik Holdings Inc. (the “Company”) held on May 31, 2023 (the “Annual Meeting”), the Company’s stockholders approved the following amendments (the “Amendments”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate”):

•	an amendment to Section 10.1 to the Certificate to add a sunset provision for the supermajority vote requirement for changes to Section 9.1 of the Certificate; and

•	an amendment to Section 8.1 of the Certificate to reflect new Delaware law provisions regarding officer exculpation.

The Amendments became effective upon the filing of the Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware on May 31, 2023. A description of the Amendments is provided in “Proposal 4. Amendment to Certificate of Incorporation—Removal of Supermajority Requirement” and “Proposal 5. Amendment to Certificate of Incorporation—Officer Exculpation” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2023 (the “Proxy Statement”), which description and text are incorporated herein by reference. The foregoing description of the Amendments and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by the full text of the Certificate of Amendment, which is filed herewith as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted upon the following six proposals, each of which is described in more detail in the Proxy Statement. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The stockholders elected each of the eleven nominees listed below to the Company’s board of directors to serve a one-year term beginning upon their election until their respective successors have been duly elected and qualified at the annual meeting of stockholders in 2024.

	For	Withhold	Abstain	Broker Non-Votes
Deborah L. Byers	135,274,595	93,142	—	3,460,257
Elizabeth P. Cordia	135,282,338	85,399	—	3,460,257
David I. Foley	135,187,535	180,202	—	3,460,257
Jesse Krynak	135,287,454	80,283	—	3,460,257
D. Mark Leland	135,226,865	140,872	—	3,460,257
Kevin S. McCarthy	135,099,152	268,585	—	3,460,257
John-Paul Munfa	135,286,985	80,752	—	3,460,257
Ben C. Rodgers	135,282,006	85,731	—	3,460,257
Ronald Schweizer	135,287,131	80,606	—	3,460,257
Laura A. Sugg	134,622,493	745,244	—	3,460,257
Jamie Welch	133,329,634	2,038,103	—	3,460,257

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation (Say-on-Pay)

The Company’s stockholders approved, on an advisory non-binding basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
135,126,424	189,838	51,475	3,460,257

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Say-on-Frequency)

The Company’s stockholders voted, on an advisory non-binding basis, for the frequency of future advisory votes on compensation for the Company’s named executive officers, the results of which are indicated below:

Every One Year	Every Two Years	Three One Years	Abstain	Broker Non-Votes
134,884,710	164,881	306,036	12,110	3,460,257

Based on these results, the Company intends to include a shareholder vote on the compensation of named executive officers in its proxy materials each year until the next non-binding advisory vote on the frequency of say-on-pay proposals.

Proposal 4: Amendment to Certificate of Incorporation – Removal of Supermajority Requirement

The Company’s stockholders approved an amendment to the Company’s Certificate to add a sunset provision for the supermajority vote requirement for changes to Section 9.1 of the Certificate, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
135,086,860	268,327	12,550	3,460,257

Proposal 5: Amendment to Certificate of Incorporation – Officer Exculpation.

The Company’s stockholders approved an amendment to the Company’s Certificate to reflect new Delaware law provisions regarding officer exculpation, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
130,474,262	4,882,750	10,725	3,460,257

Proposal 6: Ratification of the Appointment of Independent Auditor

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by the stockholders, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
138,784,710	24,106	19,178	—

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Kinetik Holdings Inc. (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2023

KINETIK HOLDINGS INC.

By:	/s/ Todd Carpenter
Name:	Todd Carpenter
Title:	General Counsel, Assistant Secretary and Chief Compliance Officer

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